CytoSorbents Corporation


CytoSorbents

Working to Save Lives Through Blood Purification

CytoSorbents Investor Presentation
November 2010

OTCBB: CTSO

Safe Harbor Statement

Statements in this presentation regarding CytoSorbents Corporation and its operating subsidiary CytoSorbents, Inc that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. It is routine for our internal projections and expectations to change. Although these expectations may change, we are under no obligation to inform you if they do. Actual events or results may differ materially from those contained in the projections or forward-looking statements. The following factors, among others, could cause our actual results to differ materially from those described in a forward-looking statement: our history of losses; potential fluctuations in our quarterly and annual results; competition, inability to achieve regulatory approval for our device, technology systems beyond our control and technology-related defects that could affect the companies' products or reputation; risks related to adverse business conditions; our dependence on key employees; competition for qualified personnel; the possible unavailability of financing as and if needed; and risks related to protecting our intellectual property rights or potential infringement of the intellectual property rights of third parties. This list is intended to identify only certain of the principal factors that could cause actual results to differ from those discussed in the forward-looking statements. Readers are referred to a discussion of important risk factors detailed in the Company's Form 10-K filed with the Securities and Exchange Commission on April 9, 2010 and other reports and documents filed from time to time by us, which are available online at www.sec.gov.

CytoSorbents Overview

CytoSorbents is a critical care-focused device company in clinical trials using blood purification to treat disease

The heart of the technology is a biocompatible, highly porous, polymer bead that can remove a wide range of toxic substances such as drugs, cytokines, and toxins from blood and physiologic fluids based on pore capture and surface adsorption



Concept is Simple But Elegant

The polymer beads are packed into cartridges compatible with standard hemodialysis machines or blood pumps



- Obtain venous access with temporary dialysis catheter
- Pump blood through the cartridge with standard pumps
- The polymer beads remove toxic substances
- "Purified" blood is pumped back into the patient
- Can treat 20-30 total blood volumes per treatment
- Each treatment uses a new cartridge

Recent Company Highlights

- 90% complete with enrollment of a 100 patient European Sepsis Trial
  Working simultaneously on the CE Mark application process
- Positive clinical improvement in 6 CytoSorb™ treated vs 6 control human sepsis patients from a major academic site in a randomized, controlled Sepsis Pilot
- Have now completed approximately 650 human treatments safely
- Achieved ISO 13485 Full Quality Systems certification
- Closed on a $6 million financing facility in May, and raised an additional $1.5M in the past several months
- Awarded $489K grant from the Qualifying Therapeutic Discovery Project Program, increasing the total non-dilutive money raised in the past 12 months to $800K
- Received positive feedback after exhibiting at two major military healthcare conferences and presenting at a number of strategic partnering conferences
- 27 issued patents with 2 additional notices of allowance and multiple applications pending

Management Team

- **Phillip Chan, MD, PhD – Chief Executive Officer and President**
  Board-certified internal medicine physician. MD/PhD from Yale School of Medicine. Internal Medicine residency at the Beth Israel Deaconess Medical Center at Harvard. Former Partner at NJTC Venture Fund heading up healthcare and life science investments for five years. Co-founder of the venture-backed medical device firm, Andrew Technologies
- **Robert Bartlett, MD - Chief Medical Officer**
  World-renowned as the pioneer in extracorporeal membrane oxygenation therapy (ECMO) and the former Director of the Surgical Intensive Care Unit at University of Michigan, with extensive experience in critical care medicine including the treatment of sepsis and respiratory disease
- **Vincent Capponi, MS - Chief Operating Officer**
  More than 20 years experience in the medical device, pharmaceutical and imaging fields at Upjohn, Sims Deltec and Sabratek with strengths in operations and manufacturing
- **David Lamadrid, MBA - Chief Financial Officer**
  Over 18 years of business experience in finance and management, previously at Chase Manhattan Bank

Medical Advisory Board

John Kellum, MD	Professor of Critical Care Medicine & Anesthesiology University of Pittsburgh Medical Center Chair of the Sepsis Advisory Board
Emil Paganini, MD	Former Section Head of Dialysis and Extracorporeal Therapy with the Cleveland Clinic Foundation
Joseph Parrillo, MD	Chief and Professor of Medicine Director of the Cooper Heart Institute University of Medicine and Dentistry of New Jersey Editor-in-Chief of the journal Critical Care Medicine
Claudio Ronco, MD	Director, Dialysis and Renal Transplantation Programs of St. Bartolo Hospital (Vicenza, Italy)
Thomas Stewart, MD	Associate Professor of Medicine and Anesthesiology Director of Critical Care Medicine Mount Sinai Hospital, University of Toronto

Critical Care Is a Lucrative Market

Even with healthcare reform, critical care will likely remain a lucrative market ripe for cost-effective therapies

- Treatment of critical care patients is extremely costly and is a major pain point for hospitals
- "Need to have" life-saving therapies command significant price premiums
- Intensivists dealing with life or death are open to innovative solutions
- Relative lack of competition allows approved products to achieve rapid market penetration
- Sales and marketing is focused on a limited number of hospital ICUs



Critical Care Lacks "Active" Therapies

There are few "active" therapies available for serious diseases seen in the intensive care unit

- Severe sepsis and septic shock
- Acute respiratory distress syndrome (ARDS)
- Burn and smoke inhalation injury
- Trauma
- Influenza
- Consequences of cardiac surgery
- Severe acute pancreatitis
- Many others





But Treatment Today is Mainly Supportive

- Aside from antibiotics, current standard of care treatment is mainly supportive care that helps keep the patient alive, but does not necessarily hasten recovery or reverse the organ failure that can lead to death
- Patients have a very high risk of death due to multi-organ failure and infection
- In general, clinicians cannot predict when a patient will get better until the patient "turns the corner"
- Better therapies are needed to change the treatment paradigm of "watchful waiting and hoping for the best" to "active treatment"

CytoSorbents is a Critical Care Pure Play

The cornerstone of our strategy to "actively treat" critical care diseases is

CytoSorb™


CytoSorbents

An efficient cytokine filter that can potentially reduce deadly inflammation caused by Cytokine Storm

Cytokines: A Dual-Edged Sword

- Cytokines are small proteins that, in moderation, normally help stimulate and regulate the immune system. They are required for proper immune system function

- However, in excess, cytokines can cause disease



- But in vast excess, often called "cytokine storm", cytokines can cause organ injury and failure, and often death

Cytokine Storm Leads to Organ Failure


Cytokines
Clotting
Shock
Lung Injury
Cell Death
Immune Paralysis
Intestinal Injury
Inflammation, Organ Failure and Infection

Cytokine Storm in Action

TeGenero Anti-CD28 monoclonal antibody Phase I Trial

- Designed to stimulate the immune system to treat cancer
- Phase I safety trial (2006) – 6 healthy adult males
  - 90 minutes: All had systemic inflammatory response
    - Headache, nausea, muscle pain, diarrhea, hypotension
  - 12-16 hours: All became critically ill
    - Severe lung injury, renal failure, DIC
  - Cytokine storm persisted for 2-3 days
  - Two with the worst cytokine storm had prolonged shock and severe lung injury
- Showed clearly that cytokine storm, and not infection, was the cause of multi-organ failure

New England Journal of Medicine, 2006:355:1018-28

Cytokine Storm Plays a Pivotal Role


Severe Sepsis
Burns Inhalation
ARDS/ALI
Biowarfare Influenza
Trauma
Cytokine Storm Inflammation SIRS/Sepsis
Cardiac Surgery
Poor clinical outcome, Organ failure, Death

CytoSorbents

Treating Cytokine Storm – The Holy Grail

Reduction in Cytokine Storm has been the target of the industry for three decades

- Unfortunately, most drugs and biologics can only reduce a single cytokine or inflammatory mediator
- Too much redundancy in the immune system for this strategy to work

A Broad Spectrum Solution is needed that can remove many different cytokines and toxins

CytoSorb™ is a leader in this field


Simulated for illustrative purposes only
Blood Flow

CytoSorb™ Active in Cytokine Sweet Spot


IL-18
IL-1β
HMGB1
TGF-β
TNF-α monomer
IFN-γ monomer
IL-6
sFas ligand
IL-1Ra
MCP-1
IL-13
sTNFR
TNF-α trimer
IL-10
MCP-1
glycosylated
IL-8
MIP-1α
IL-4
G-CSF
IFN-γ dimer
Albumin
kDa
0
10
20
30
40
50
60
70
Hemodialysis

CytoSorb is State of the Art Technology

- Very efficient at removing cytokines from whole blood
- Biocompatible and hemocompatible – ISO 10993
- Good safety track record – 160 canine, ~650 human treatments
- Massive capacity
- Easier to use than dialysis
- Compatible with standard hospital dialysis equipment
- Inherently high gross margins
- Long shelf life

CytoSorbents Manufacturing Capabilities*

CytoSorbents manufactures its own polymer and devices with several thousand made to date

Manufacturing is a Mature and Scalable Process

- Polymer manufacturing facility in New Jersey is now ISO 13485 certified (key for CE Mark approval)
- Well-documented, reproducible production
- Polymer, device fill and packaging validated
- Extensive quality control testing
- Initial commercial demand can be met with current facility

* CytoSorb™ is an investigational device in clinical trials in Europe, not yet approved for commercial use in the US or the EU

The Sepsis Crisis

Severe sepsis and septic shock are often the result of an "overwhelming infection"

- Afflicts 18 million people worldwide every year and is growing
- Kills 1 in every 3 despite the best medical treatment
- Kills more people in the U.S. than either heart attacks, strokes, or any single type of cancer
- One of the most costly diseases to treat. $18 B annually in the US alone
- Only Xigris has been approved to treat sepsis, but not widely adopted with less than $200M in worldwide sales in 2008 due to many concerns


Sepsis has two facets but only one is treated
The infectious insult can be treated with antibiotics/antivirals, but there are currently no therapies to treat cytokine storm
Cytokine Storm
Pro-Inflammatory
Anti-inflammatory
TOXIC
INSULT
Death
Organ Failure
Recovery
Time (days to weeks)
CytoSorbents

CytoSorb has strong *in vitro* data on cytokine removal

CytoSorb IL-6 Removal from Whole Blood


Control vs. Arterial vs. Venous
1800
1600
1400
1200
1000
800
600
400
200
0
[IL-6] (pg/mL
0
50
100
150
200
250
Minutes
Control
Arterial
Venous

In vitro circulation system scaled for human treatment

CytoSorb has successful proof-of-concept in man and animals

CytoSorb improves survival in animals

Two Septic Rat Models

Demonstrate Substantial Improvement in Survival…

Endotoxin Challenge (LPS)



Survival probability
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Intervention Period
CytoSorb
Sham
0
120
240
360
480
600
720
Time (min)

CytoSorb Survival = 7/20 vs 1/20 for sham

Kellum, JA, Song M, Venkataraman, R "Hemoadsorption removes TNF, IL-6, and IL-10, reduces NF-KB DNA binding, and improves short-term survival in lethal endotoxemia" Crit Care Med (2004) 32(2): 801-805

Cecal Ligation Puncture (CLP)



Survival probability (%)
100
90
80
70
60
50
40
30
20
10
0
CytoSorb
Sham
0
3
6
9
12
Time (hr)

CytoSorb Survival = 11/17 vs 2/16 for sham

Peng, ZY, Carter, MJ, Kellum, JA "Effects of hemoadsorption on cytokine removal and short term survival in rats" Crit Care Med (2008) 36(5): 1573-7

...with prevention of shock



MAP (mmHg)
100
90
80
70
60
50
40
30
20
10
0
0
1
3
9
CytoSorb
Sham

Effects of hemoadsorption on mean arterial pressure (MAP) (Mean +/- SEM, mm Hg) in the CLP rat sepsis model. Hemoadsorption is shown in the dashed line while sham results are shown in the solid line. MAP was significantly different over time and between groups ($p<0.01$). For pair-wise comparisons: *hemoadsorption vs sham ($p<0.05$) and T compared with baseline ($p<0.05$)

Peng, ZY, Carter, MJ, Kellum, JA "Effects of hemoadsorptionon cytokine removal and short term survival in rats" Crit Care Med (2008) 36(5): 1573-7

...and reduction of cytokines

CLP Animal Model Cytokine Data (Note: Natural Log Scale)


A
B
C
D
TNF (ln pg/ml)
IL-1β (ln pg/ml)
IL-6 (ln pg/ml)
IL-10 (ln pg/ml)
Time (hr)
0
1
3
9

20 hours after cecal ligation and puncture, rats were treated for 3 hours with either CytoSorb or sham.

Then treatment was discontinued and cytokine values were taken 6 hours after the end of treatment.

Peng, ZY, Carter, MJ, Kellum, JA "Effects of hemoadsorption on cytokine removal and short term survival in rats" Crit Care Med (2008) 36(5): 1573-7

Black bars = CytoSorb
White bars = Sham

Positive Human Proof-of-Concept

Conducted a human sepsis pilot comparing standard of care therapy versus standard of care plus CytoSorb treatment in patients with severe sepsis and respiratory failure

- All data from a single major academic site (6 treated, 6 control) demonstrated substantial improvements in CytoSorb treated patients compared to controls
  - 28-day and 60-day all cause mortality
  - Ventilator free days
  - Pace of ventilator weaning
  - Organ failure scores
  - Vasopressor use
  - Days in the intensive care unit
- No serious device related adverse events

CytoSorb™ European Sepsis Trial

- Conducting a 100 patient randomized, controlled clinical trial to treat patients with severe sepsis in the setting of respiratory failure
- Nearing completion with 90 patients enrolled
- Comparing standard of care therapy alone with standard of care therapy plus CytoSorb treatment



- Treatment is well-tolerated
- No serious device related adverse events in ~650 human treatments, of which ~300 have been in septic patients
- Goal is to obtain CE Mark approval for CytoSorb as a cytokine filter

CytoSorb™ – A Powerful New Approach

CytoSorb has the potential to help save lives by reducing the cytokine storm that leads to multi-organ failure from many causes

- Severe Sepsis
- Influenza
- Cardiac Surgery
- CytoSorb™
- Biowarfare Trauma
- Burns
- ARDS/ALI

CytoSorbents Seeks Strategic Alliances

CytoSorbents seeks partners for its growth technology portfolio that is protected by 27 issued patents,
2 new patent allowances,
and multiple applications pending

CytoSorb™ has blockbuster potential as a cytokine filter

- US and EU total addressable market for these apps is ~ $10-15 billion
- Limited competition
- Differentiated, "best of breed" approach
- Highly profitable "razor/razorblade" business model
- Near-term commercialization
- Favorable DRG reimbursement in US and Germany
- Can impact top and bottom line growth of any company in this field

CytoSorbents Pipeline

CytoSorbents has a robust, innovative pipeline with strong development capabilities

NAME	INDICATION	DESCRIPTION	STATUS
CytoSorb™	Severe sepsis and septic shock ARDS/ acute lung injury	Highly efficient cytokine filter that is designed to treat cytokine storm	Current European Sepsis Trial intended for CE Mark approval
CytoSorb™	Cardiac Surgery Protection of organ transplants Lung injury - ARDS/ALI Influenza Burn and smoke inhalation injury Trauma Severe acute pancreatitis	Highly efficient cytokine filter to reduce cytokine-induced organ injury	Observational human study completed, human pilot done, and 5x pre-clinical, respectively
BetaSorb™	Improvement of hemodialysis in end-stage renal disease	Removal of mid-molecular weight toxins that are inefficiently removed by standard dialysis	Four human pilot studies completed
CST 101	Drug overdose, chemical exposure or intoxication	Efficient single pass removal of a number of drugs from blood	Pre-clinical proof of concept completed
CST 201	Adjunct cancer treatment: Chemotherapy removal during high dose regional chemotherapy	Efficient single pass removal of certain chemotherapy agents from blood	Pre-clinical proof of concept completed
CST 301	Trauma	Removal of myoglobin from blood caused by muscle breakdown and rhabdomyolysis in trauma	Pre-clinical proof of concept completed

CytoSorbents Goals and Milestones 2010-12

With success, CytoSorbents seeks to transition from a development stage to a commercialization stage company with revenue – a major inflection point for the company

- Successful trial completion
- CE Mark approval CE
- European distribution and sales
- Out-licensing of non-core applications
- Commencement of a US trial
- Expansion of pipeline opportunities
- Stock listing on a national exchange

CytoSorbents Corporation


CytoSorbents

Working to Save Lives Through Blood Purification

Phillip P. Chan, MD, PhD
CEO and President
7 Deer Park Drive, Suite K
Monmouth Junction, NJ 08852
(732) 329-8885
pchan@cytosorbents.com